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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2003

EQUIFAX INC.
(Exact name of Registrant as Specified in its Charter)

Georgia (State or other Jurisdiction of Incorporation)	1-6605 (Commission File Number)	58-0401110 (IRS Employer Identification No.)
1550 Peachtree Street, N.W. Atlanta, Georgia (Address of principal executive offices)		30309 (Zip code)

Registrant's telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.
	Exhibit 99.1	Financial Information
	Exhibit 99.2	Information provided per Regulation G

Item 9. Regulation FD Disclosure

        Pursuant to Item 12 (Results of Operations and Financial Condition) the Registrant is furnishing the financial information set forth in Exhibit 99.1 which relates to the fiscal quarter ended June 30, 2003, and which was disclosed during the Registrant's conference call with investment analysts on July 17, 2003. Exhibit 99.2 provides certain information required by Regulation G.

        These exhibits are incorporated by reference into this Item 9 and into Item 12.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.
By:	/s/ KENT E. MAST Name: Kent E. Mast Title: Corporate Vice President, General Counsel & Secretary

Dated: July 18, 2003

Exhibit Index

        The following exhibit is being filed with this report:

Exhibit No.	Description
99.1	Financial Information
99.2	Information provided per Regulation G

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index